Subsequent Events (Details)	Mar. 10, 2022
Subsequent Event [Member]
Subsequent Events (Details) [Line Items]
Acquisition description	In consideration for the acquisition, BOS shall pay NIS 2.3 million (approximately $US 700,000), of which NIS 1.5 million was paid at the closing, NIS 700,000 shall be paid by April 2022 and NIS 100,000 shall be paid by March 2023. In addition, BOS shall pay to Dagesh by March 2023: ●An earnout payment of 3%-6% of the revenues of the acquired assets in the 12 months ending February 28, 2023, provided these revenues are in excess of NIS 2.5 million; and ●NIS 100,000 upon the retention of at least 50% of the employees of Dagesh by BOS.